UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

ASPECT FUTURESACCESS LLC

(Exact name of registrant as specified in its charter)

Delaware	0-51085	20-1227650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
Four World Financial Center — 10th Floor
250 Vesey Street
New York, NY 10080
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 449-3517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Units are privately offered and sold to “accredited investors” (as defined in Rule 501(a) under the Securities Act) in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 thereunder.  The selling agent of the Units was Merrill Lynch Pierce Fenner & Smith Incorporated (“MLPF&S”).

CLASS A

	Subscription
	Amount	Units
April 13, 2012	$1,406,195	850,487

CLASS D

	Subscription
	Amount	Units
April 13, 2012	$750,000	401,520

CLASS DS

Subscription
	Amount	Units
April 13, 2012	$—	—

CLASS M

	Subscription
	Amount	Units
April 13, 2012	$75,000	75,000

CLASS C

	Subscription
	Amount	Units
April 13, 2012	$5,591,076	3,614,608

CLASS I

	Subscription
	Amount	Units
April 13, 2012	$987,423	581,281

CLASS DT

Subscription
	Amount	Units
April 13, 2012	$—	—

Class A Units are subject to a sales commission paid to MLPF&S ranging from 1.0% to 2.5%.  Class D Units and Class I Units are subject to sales commissions paid to MLPF&S up to 0.5%.  The rate assessed to a given subscription is based upon the subscription amount.  Sales commissions are directly deducted from subscription amounts.  Class C, Class DS, Class DT and Class M Units are not subject to any sales commissions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Sponsor

By:	/s/ BARBRA E. KOCSIS
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date:  April 18, 2012